Prospectus Supplement	May 12, 2017

Putnam VT Global Utilities Fund
Prospectus dated April 30, 2017

The sub-section Your fund’s management in the section Fund summary is supplemented to reflect that the fund’s portfolio manager is now William Rives, who joined the fund in May 2017 and is a Portfolio Manager, Analyst.

The following replaces similar disclosure under the sub-section The fund’s investment manager – Portfolio Manager in the section Who oversees and manages the fund?

Portfolio manager	Joined fund	Employer	Positions over past five years

William Rives	2017	Putnam Management	Portfolio Manager, Analyst
		2012–Present	Previously, Equity Associate

The SAI provides information about Mr. Rives’ compensation, other accounts managed by Mr. Rives and Mr. Rives’ ownership of securities in the fund.

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